EXHIBIT 99.1

TRIBUNE PUBLISHING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 27, 2020
(In thousands) (Unaudited)

	Tribune	BestReviews		Proforma

Assets
Current assets
Cash	$89,992	$(581)	(a)	$191,449
		102,038	(b)
Accounts receivable, net	75,905	(12,228)	(a)	63,677
Inventories	3,056	—		3,056
Prepaid expenses and other	24,712	(28)	(a)	24,684
Total current assets	193,665	89,201		282,866

Property, plant and equipment
Machinery, equipment and furniture	105,496	(36)	(a)	105,460
Buildings and leasehold improvements	78,049	—		78,049
	183,545	(36)		183,509
Accumulated depreciation	(99,914)	19	(a)	(99,895)
	83,631	(17)		83,614
Advance payments on property, plant and equipment	1,365	(16)	(a)	1,349
Property, plant and equipment, net	84,996	(33)		84,963

Other assets
Goodwill	115,197	(87,052)	(a)	28,145
Intangible assets, net	56,917	(5,699)	(a)	51,218
Software, net	18,734	—		18,734
Lease right-of-use asset	56,503	(98)	(a)	56,405
Restricted cash	31,371	—		31,371
Deferred income taxes	8,715	—		8,715
Other long-term assets	15,429	—		15,429
Total other assets	302,866	(92,849)		210,017

Total assets	$581,527	$(3,681)		$577,846

The accompanying notes are an integral part of these proforma combined financial statements.

TRIBUNE PUBLISHING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (continued)
As of September 27, 2020
(In thousands) (Unaudited)

	Tribune	BestReviews		Proforma
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$32,530	$(1,990)	(a)	$30,540
Employee compensation and benefits	24,903	(34)	(a)	24,869
Deferred revenue	37,466	—		37,466
Current portion of long-term lease liability	26,327	(104)	(a)	26,223
Current portion of long-term debt	6,974	—		6,974
Other current liabilities	22,348	(100)	(a)	31,653
		9,405	(c)
Total current liabilities	150,548	7,177		157,725

Non-current liabilities
Long-term lease liability	73,980	—		73,980
Workers compensation, general liability and auto insurance payable	24,243	—		24,243
Pension and postretirement benefits payable	16,690	—		16,690
Deferred revenue	2,051			2,051
Other obligations	15,903	—		15,903
Total non-current liabilities	132,867	—		132,867

Stockholders’ Equity
Noncontrolling interest	59,339	(59,339)	(a)	—
Tribune stockholders’ equity	238,773	48,481	(d)	287,254
Stockholders' equity	298,112	(10,858)		287,254

Total liabilities and stockholders’ equity	$581,527	$(3,681)		$577,846

The accompanying notes are an integral part of these proforma combined financial statements.

TRIBUNE PUBLISHING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the nine months ended September 27, 2020
(In thousands, except per share amounts)
(Unaudited)

	Tribune	BestReviews		Proforma

Operating revenues	$588,253	$(34,653)	(e)	$553,600

Operating expenses:
Compensation	231,981	(1,584)	(e)	230,397
Newsprint and ink	25,784	—		25,784
Outside services	203,193	(1,309)	(e)	201,884
Other operating expenses	97,891	(16,728)	(e)	81,163
Depreciation and amortization	28,702	(1,954)	(e)	26,748
Impairment	56,009	—		56,009
Total operating expenses	643,560	(21,575)		621,985

Loss from operations	(55,307)	(13,078)		(68,385)
Interest expense, net	(391)	—		(391)
Loss on equity investments, net	(117)	—		(117)
Other income, net	1,237	—		1,237
Loss before income taxes	(54,578)	(13,078)		(67,656)
Income tax benefit	(20,619)	—		(20,619)
Net loss	(33,959)	(13,078)		(47,037)
Less: Income attributable to noncontrolling interest	5,316	(5,316)	(e)	—
Loss attributable to Tribune common stockholders	$(39,275)	$(7,762)		$(47,037)

Loss attributable to Tribune common stockholders, per common share:
Basic	$(1.09)			$(1.35)
Diluted	$(1.09)			$(1.35)
Weighted average shares outstanding:
Basic	34,801			34,801
Diluted	34,801			34,801

The accompanying notes are an integral part of these proforma combined financial statements.

TRIBUNE PUBLISHING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the year ended December 29, 2019
(In thousands, except per share amounts)
(Unaudited)

	Tribune	BestReviews		Proforma

Operating revenues	$983,149	$(37,371)	(e)	$945,778

Operating expenses:
Compensation	362,450	(1,670)	(e)	360,780
Newsprint and ink	56,785	—		56,785
Outside services	328,333	(1,521)	(e)	326,812
Other operating expenses	166,614	(19,203)	(e)	147,411
Depreciation and amortization	47,314	(2,698)	(e)	44,616
Impairment	14,496	—		14,496
Total operating expenses	975,992	(25,092)		950,900

Income (loss) from operations	7,157	(12,279)		(5,122)
Interest income, net	499	—		499
Loss on equity investments, net	(2,988)	—		(2,988)
Other income, net	45	—		45
Income (loss) from continuing operations before income taxes	4,713	(12,279)		(7,566)
Income tax expense	1,620	—		1,620
Income (loss) from continuing operations	3,093	(12,279)		(9,186)
Less: Income attributable to noncontrolling interest	4,825	(4,825)	(e)	—
Loss from continuing operations attributable to Tribune common stockholders	$(1,732)	$(7,454)		$(9,186)

Loss from continuing operations attributable to Tribune common stockholders, per common share:
Basic	$(0.76)			$(0.26)
Diluted	$(0.76)			$(0.26)
Weighted average shares outstanding:
Basic	35,810			35,810
Diluted	35,810			35,810

The accompanying notes are an integral part of these proforma combined financial statements.

TRIBUNE PUBLISHING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
For the year ended December 30, 2018
(In thousands, except per share amounts)
(Unaudited)

	Tribune	BestReviews		Proforma

Operating revenues	$1,030,669	$(25,006)	(e)	$1,005,663

Operating expenses:
Compensation	443,084	(1,526)	(e)	441,558
Newsprint and ink	66,134	—		66,134
Outside services	348,827	(1,270)	(e)	347,557
Other operating expenses	163,702	(17,850)	(e)	145,852
Depreciation and amortization	53,262	(2,205)	(e)	51,057
Impairment	1,872	—		1,872
Total operating expenses	1,076,881	(22,851)		1,054,030

Loss from operations	(46,212)	(2,155)		(48,367)
Interest expense, net	(11,353)	15	(e)	(11,338)
Loss on early extinguishment of debt	(7,666)	—		(7,666)
Loss on equity investments, net	(1,868)	—		(1,868)
Other income, net	14,513	—		14,513
Loss from continuing operations before income taxes	(52,586)	(2,140)		(54,726)
Income tax benefit	(12,723)	—		(12,723)
Loss from continuing operations	(39,863)	(2,140)		(42,003)
Less: Income attributable to noncontrolling interest	856	(856)	(e)	—
Loss from continuing operations attributable to Tribune common stockholders	$(40,719)	$(1,284)		$(42,003)

Loss from continuing operations attributable to Tribune common stockholders, per common share:
Basic	$(1.15)			$(1.19)
Diluted	$(1.15)			$(1.19)
Weighted average shares outstanding:
Basic	35,268			35,268
Diluted	35,268			35,268

The accompanying notes are an integral part of these proforma combined financial statements.

TRIBUNE PUBLISHING COMPANY
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands) (Unaudited)

NOTE 1: BASIS OF PRESENTATION
The accompanying unaudited pro forma condensed consolidated financial statements of Tribune Publishing Company and subsidiaries (the “Company”) were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of September 27, 2020 was adjusted to reflect the sale of BestReviews LLC (“BestReviews”) to Nexstar Media Group, Inc. for an aggregate purchase price of $160.0 million, plus a working capital adjustment of $9.4 million, which closed on December 29, 2020, as though the disposition occurred on September 27, 2020. The Company owned a 60% interest in BestReviews. The Company consolidated 100% of BestReviews in its financial statements, reflecting the minority interest as noncontrolling interest within stockholders’ equity.
The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 27, 2020, and the years ended December 29, 2019 and December 30, 2018, were prepared as though the disposition occurred on December 31, 2017, the first day of the Company’s fiscal year 2018. A pro forma statement of operations for 2017 is not presented as the Company purchased BestReviews on February 6, 2018.
The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended December 29, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2020.
NOTE 2: PRO FORMA ADJUSTMENTS
The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma combined financial information:
Adjustments to the pro forma condensed combined balance sheet
(a)To eliminate the assets, liabilities and noncontrolling interest of BestReviews that were consolidated into the Company’s financial statements.
(b)The cash adjustment amount represents the Company’s 60% portion of the gross proceeds of $160.0 million received from the sale of 100% of BestReviews on December 29, 2020, increased by BestReviews cash balance and a working capital adjustment and decreased by BestReviews indebtedness and selling expenses requiring payment at closing, which total approximately $6.5 million, and is additionally increased by the settlement of intercompany accounts.
(c)Other current liabilities adjustments represent estimated taxes payable related to the sale of BestReviews.
(d)Tribune Stockholders’ equity was adjusted as a result of adjustments (a) through (c) above.
Adjustments to the pro forma condensed statements of operations
(e)To eliminate the revenues and expenses of BestReviews.